EXHIBIT INDEX

4.8      Form of  Maximum  Anniversary  Value  Death  Benefit  Rider

4.9      Form of Enhanced Earnings Death Benefit Rider

4.10     Form  of  Enhanced   Earnings   Plus  Death  Benefit  Rider